FIRST AMENDMENT TO PRODUCT DISTRIBUTION AGREEMENT

This First Amendment to Product Distribution Agreement (''First Amendment") amends that certain Product Distribution Agreement (the "Distribution Agreement") that was effective April19, 2012, between MiMedx Group,Inc. (the "Company") and AvKARE,Inc. ("AvKARE, Inc.").

WHEREAS, the Company and AvKARE desire to amend the Distribution
Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and AvKARE, Inc. agree that the Distribution Agreement shall be, and hereby is, amended as follows:

1. The last sentence of Section 4.3 of the Distribution Agreement is deleted and replaced with the following:

Title to the Products and risk of loss shall pass to AvKARE, Inc. when the Products are marked for shipment to the destination specified in AvKARE, Inc.'s Purchase Order and loaded unto the carrier FOB the Company
Shipping point.

2. In all other respects, the Distribution Agreement is and shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to
Product Distribution Agreement effective March 25, 2013.

AvKARE,Inc.